Digital assets and risk management	12 Months Ended
Dec. 31, 2021
Digital assets and risk management [Abstract]
Digital assets and risk management
16.	Digital assets and risk management

(a)	Digital assets

Digital assets are measured using Level 2 fair values, determined by taking the rate from Coinmarketcap.

Digital asset prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the global political and economic conditions. The profitability of the Company is directly related to the current and future market price of digital assets; in addition, the Company may not be able liquidate its inventory of digital assets at its desired price if required. A decline in the market prices for digital assets could negatively impact the Company’s future operations. The Company has not hedged the conversion of any of its sales of digital assets.

Digital assets have a limited history and the fair value historically has been relatively volatile. Historical performance of digital assets is not indicative of their future price performance. The Company’s digital assets currently solely consist of Bitcoin.

The Company’s digital assets subject to Lending Arrangements are exposed to credit risk. The Company limits its credit risk by loaning the digital assets to counterparties that are believed to have sufficient capital to meet their obligations as they come due based on the Company’s review of their size, credit quality and reputation. As of December 31, 2021, the Company does not expect a material loss on any of its digital assets subject to Lending Arrangements. As of each reporting period, the Company assesses if there are significant increases in credit risk requiring recognition of a loss or write-down. Such loss or write-down would be reflected in the fair value of the digital assets subject to Lending Arrangements. While the Company intends to only transact with counterparties that it believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Company will not sustain a material loss on a transaction as a result.

The Company uses the services of BitGo Trust Company Inc. (“BitGo”). BitGo carries a US$100 million insurance policy backing its digital asset custody services. Hut 8 does not self-custody its Bitcoin.

The Company faces credit risk associated with the Genesis and Galaxy Bitcoin lending arrangements. Management believes this risk is limited based on the size, credit quality and reputation of these counterparties.

As of December 31, 2021, had the market price of Bitcoin increased or decreased by 10% with all other variables held constant, the corresponding digital assets value increase or decrease respectively would amount to $32,394,580.

(b)	Financial risk management:

The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below.

Credit risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of cash and accounts receivable. The Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions.

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to interest rate risk is limited and only relates to its ability to earn interest income on cash balances nominated in foreign currency at variable rates. Changes in short term interest rates will not have a significant effect on the fair value of the Company’s cash account. The interest rate on the Company’s loans are fixed in nature and have limited exposure to change interest rates.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company currently settles its financial obligations out of cash and digital assets. The Company has a planning and budgeting process to help determine the funds required to support the Company’s normal spending requirements on an ongoing basis and its expansionary plans.

The Company has a US$50 million open term revolving credit facility with Galaxy which the Company can draw on as an additional source of liquidity. As of December 31, 2021, the facility has an outstanding balance of $nil (December 31, 2021 - $nil).

As at December 31, 2021, the contractual maturities of financial and other liabilities, including estimated interest payments are as follows:

	Contractual cash flows	Within 1 year	1 to 2 years	2 to 5 years	5+ years
Accounts payable and accrued liabilities excluding salaries payable	$9,398,781	$9,398,781	$-	$-	$—
Loans payable and interest	48,356,594	20,432,715	14,505,103	13,418,776	—
Lease commitments	$1,016,199	$244,506	$192,596	$52,731	526,366

Foreign currency risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. Currency risk arises from financial instruments (including cash) that are denominated in a currency other than Canadian dollars, which represents the functional currency of the Company. The Company’s functional currency is the Canadian dollar and most purchases are transacted in Canadian dollars. The Company has also transacted in US Dollars to purchase mining equipment and has loans payable denominated in US Dollars. Management currently does not hedge its foreign exchange risk.

The table below indicates the foreign currencies to which the Company has significant exposure as of December 31, 2021 in Canadian dollar terms:

As at	December 31, 2021	December 31, 2020
Cash	$107,601,184	$368,769
Accounts receivable	446,094	-
Deposits (non-current)	94,996,281	-
Accounts payable	(1,371,103)	(30,275)
Loans payable	(40,051,428)	(25,464,000)

The effect on earnings before tax of a 10% strengthening or weakening of the CAD exchange rate at the balance sheet date for financial instruments denominated in USD, with all other variables held constant, is $16,162,103 ($2,586,304 - December 31, 2020).